Exhibit 99.2

Powering the Next Wave of Growth in Wireless™

ANTENNA SYSTEMS
BASE STATION SYSTEMS
COVERAGE SYSTEMS

Powerwave Announces Strategic Acquisition of the Wireless Infrastructure Business of Filtronic plc

Powerwave technologies

Disclaimer

This presentation contains “forward-looking” statements including statements regarding benefits of the proposed acquisition, integration plans, expected synergies and cost savings, anticipated future financial and operating performance and results, including estimates for future revenues, the time schedule for closing the transaction, satisfaction of conditions to closing, accretion to per share earnings and expectations for our products. These statements are based on Powerwave’s management’s current expectations. There are a number of risks and uncertainties that could cause actual results to differ materially. For example, the parties may be unable to obtain the necessary approvals required for the acquisition, including regulatory approvals required and approval of Filtronic’s shareholders. Problems may arise in successfully integrating the acquired business. The acquisition may involve unexpected costs. We may be unable to achieve cost-cutting synergies. Our businesses may suffer as a result of uncertainty surrounding the acquisition. Other potential risks and uncertainties include, but are not limited to: customer order cancellations or deferrals; delays or cancellations of wireless network capacity expansions and buildouts for 2G, 2.5G and 3G networks; we require continued success in the design of new products and such products must be manufacturable and of good quality and reliability; our dependence on a limited number of customers for the majority of our revenues exposes us to potential reductions in revenue if such customers cease purchasing products from us; our business requires continued favorable business conditions and growth in the wireless communications market.

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Disclaimer

Powerwave also notes that its reported financial performance and period-to-period comparisons are not necessarily indicative of the results that may be expected in the future and Powerwave believes that such comparisons cannot be relied upon as indicators of future performance. Powerwave also notes that the market price of its Common Stock has exhibited high levels of volatility and therefore may not be suitable for all investors. More detailed information on these and additional factors which could affect Powerwave’s operating and financial results are described in Powerwave’s Form 10-Q for the quarterly period ended April 2, 2006 and the Form 10-K for the fiscal year ended January 1, 2006, both of which are filed with the Securities and Exchange Commission, and other risks detailed from time to time in the Company’s reports filed with the Securities and Exchange Commission. Powerwave urges all interested parties to read these reports to gain a better understanding of the many business and other risks that the Powerwave faces. Additionally, Powerwave undertakes no obligation to publicly release the results of any revisions to these forward-looking statements which may be made to reflect events or circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.

This presentation does not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein.

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Strategic Rationale and Opportunities

Combines highly complementary wireless infrastructure businesses

•	Significantly strengthens Powerwave’s position in the transmit/receive filter market as well as the RF conditioning market

•	Filtronic ranked as #1 independent filter designer and manufacturer

•	Enhances strategic position with key OEM customers – Nokia, Alcatel, Ericsson, Lucent, Nortel

•	Expands product and intellectual property – world class global engineering teams

•	Leverages existing Powerwave world class global technical and manufacturing expertise and capabilities

•	State-of-the-art filter modelling and advanced materials studies capabilities

Enhances Powerwave’s position as a leader in wireless infrastructure

•	Revenues of the to be acquired Wireless Infrastructure Division product lines represent approximately $300 million in CY2005

Accretive to earnings in first full quarter post closing (Est. Q4 FY2006)

•	In excess of $10 million of annual cost synergies will add to accretion

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Transaction Highlights

Transaction Structure	Acquisition of selected business and assets of Filtronic’s Wireless Infrastructure Division, consisting of transmit/receive filters, integrated remote radio heads and power amplifier products. Does not include point-to-point radio backhaul equipment, as well as excludes Filtronic’s other business divisions, such as compound semiconductors and defense electronics

Consideration	Total consideration consists of $150 million in cash plus 20.7 million newly issued shares of Powerwave common stock, to be registered for resale on a Form S-3 registration statement at closing

Respective Ownership	Filtronic plc will own approximately 13% of Powerwave on a fully-diluted basis

Required Approvals	Shareholder approval from Filtronic shareholders and customary regulatory approvals

Financial Impact	Accretive to EPS beginning Q4 2006 assuming closing during Q3 2006

Target Closing	Expected August 2006

Filtronic Board Support	Approval from Filtronic’s Board of Directors

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Estimated Transaction Timeline*

Current Estimate:

June 12, 2006	Announcement of Strategic Acquisition

June/July 2006	Class 1 Circular mailed to shareholders of Filtronic plc

July/August 2006	Extraordinary General Meeting of Filtronic shareholders

August 2006	Completion of acquisition

*	Note that all dates are based on current estimates and are subject to change

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Strategic Rationale

Significantly strengthens Powerwave’s position in the transmit/receive filter market as well as the RF conditioning market

Accelerates growth and profitability in RF conditioning and filter product lines

Accretive to earnings in first full quarter post closing (Est. Q4 FY2006-excluding synergies)

State-of-the-art filter modelling and advanced materials studies capability

Solidifies key global customer relationships

Enhances position as a leading end-to-end wireless network solutions provider

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Powerwave at a Glance

Market Leadership

•      A leading global supplier of end-to-end wireless solutions for wireless communications networks. We design, manufacture and sell products to improve the coverage, capacity and data speed in wireless networks.

Full Range of Capabilities

•      Products include antennas, boosters, combiners, filters, remote radio head products, RF power amplifiers, repeaters, tower-mounted amplifiers, RF conditioning solutions and in-building and outdoor coverage solutions.

Major Customers	• OEM Customers • Lucent • Nokia • Nortel • Siemens • Ericsson • Samsung • Operator Customers • Cingular • Verizon Wireless • Sprint/Nextel • Orange • Vodafone • T-Mobile

Financially Strong	• $825 million of FY 2005 revenues • $244 million in total cash at Q1/06 - strong balance sheet management

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Filtronic Wireless Infrastructure at a Glance

Market Position	• Significant market position in transmit/receive filters, integrated remote radio heads and RF power amplifiers • Approximately $300 million in revenue for calendar 2005

Products to be acquired	• Wireless Infrastructure Division • Transmit/receive filters • Integrated Remote Radio Heads • RF power amplifiers • Advanced product designs and global design engineering centers

Major Customers	OEM Customers • Alcatel • Siemens • Lucent • Nokia • Ericsson • Nortel

Financial and Management

•      Strong financial performance and filter net operating margins of approximately 12% for calendar 2005 offset by $10 million of ongoing development activities in power amplifiers and integrated remote radio heads

•      Key management remains with the company

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Combines Leaders in Respective Markets

Sources: Company presentations and reports Filtronic product mix

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Significant, Achievable Cost Synergies

Cost Synergies	Opportunity
Purchasing

•      Increased scale for key commodity components

•      Leverage Powerwave’s supply chain efficiencies

•      Utilize Filtronic products in integrated solutions

•      Standardization of products and use of common platform

Operations	• Leverage Powerwave and Filtronic’s operations expertise • Leverage low-cost manufacturing operations

R&D	• Integrate development of base station solutions • Improve utilization of global R&D resources • Common technologies and design platforms

G&A	• Utilize existing resources and Powerwave corporate overhead

In excess of $10 million of annual synergies by end of 2007

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Calendar Year 2007 Outlook

Combined CY 2007 revenues estimated to easily exceed $1.4 billion

Acquisition estimated to be accretive to EPS pre-synergies in the first full quarter after completion of the transaction, estimated to be Q4 CY 2006

Cost savings due to vertical integration to enhance accretion

CY 2007 accretion estimated to be between 8 to 12 cents with synergies

Transaction estimated to be completed during third quarter of CY 2006

Initial anticipated annual cost savings synergies of at least $10 million

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Enhancing a Strong Product Portfolio

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Powerwave in the Wireless Network

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Powering the Next Wave of Growth in Wireless™

ANTENNA SYSTEMS
BASE STATION SYSTEMS
COVERAGE SYSTEMS

Powerwave Technologies, Inc.

NASDAQ: PWAV

Powerwave technologies